FON
         Digital
         Network, Inc.

                            MEMORANDUM OF ACQUISITION


The execution of this memo will serve as an instrument of acquisition of Tech Tel Communications, Inc. ("Tech Tel") a Delaware corporation.

FON Digital Network, Inc. (OTCBB listed "FDNI") will issue 50,000 shares of stock to be distributed to the shareholders of Tech Tel and certain other people on release of liabilities (See schedule "A") in exchange for 100% of the Tech Tel stock.

It is my understanding that all material bills are current other than the outstanding balance due to Bell South and approximately $8,000 in taxes.

Upon the execution of this agreement FON will have the power to assist Tech Tel's new president Arlene Powers in taking Tech Tel down telegraph road.

---------------------------
Greg Foutz, President

---------------------------
Arlene Powers, President


                       DISTRIBUTION BY TECH TEL FDNI STOCK


                                  Schedule "A"

1.       Lakewood Manufacturing Company                            20,000 shares

2.       Arlene Powers                                             10,000 shares

3.       Carrington Capital Corp.                                  10,000 shares

4.       The Yankee Companies, Inc.                                 5,000 shares

5.       Colmena Corp.                                              5,000 shares
                                                                     -----------

                                                                   50,000 shares
/s/ Greg Foutz
----------------------------
Greg Foutz, President

/s/ Arlene Powers
----------------------------
Arlene Powers, President

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